Form 10-K, Exhibit 13
period 1996-12-31
MONEY STORE TRUST 1996-B
filed 1997-03-31
CIK 1017681

                                  EXHIBIT 13


                            SERVICER'S CERTIFICATE



In Accordance with Section 6.10 of the Pooling and Servicing Agreement dated February 29, 1996, The Money Store, Inc. reports the following information
pertaining to the Series 1996-B, for the calendar year    1996


                 Per Section 6.10


(XI)             Amount of Interest Received:
                 Pool I                                 47,427,048.49
                 Pool II                                8,426,090.49
                 Pool III                               6,200,396.81
                 Pool IV                                1,175,309.83

(XI) Principal and Other Servicer Fees Collected
     (A) Principal
                        POOL I                          75,769,288.68
                        POOL II                         19,844,833.87
                        POOL III                        8,989,822.09
                        POOL IV                         167,772.19
     (B) Other Servicer Fees
                        POOL I                          334,011.52
                        POOL II                         119,622.00
                        POOL III                        19,313.56
                        POOL IV                         140.00

( I),(II) Class "A-1" Remittance Amount:
          (A)  Current  Interest Requirement            5,927,861.47
          (B)  Principal Distribution Amount            47,087,666.56
          (C)  Carry Forward Amount                     0.00
          (D)  Monthly Advance                          0.00
          TOTAL CLASS "A-1" REMITTANCE AMOUNT           53,015,528.03

          Class "A-2" Remittance Amount:
         (A)  Current Interest Requirement              2,566,731.67
         (B)  Principal Distribution Amount             47,044,735.02
         (C)  Carry Forward Amount                      0.00
         (D)  Monthly Advance                           0.00
         TOTAL CLASS "A-2" REMITTANCE AMOUNT            49,611,466.69

         Class "A-3" Remittance Amount:
         (A)  Current Interest Requirement              3,368,574.17
         (B)  Principal Distribution Amount             0.00
         (C)  Carry Forward Amount                      0.00
         (D)  Monthly Advance                           0.00
         TOTAL CLASS "A-3" REMITTANCE AMOUNT            3,368,574.17

         Class "A-4" Remittance Amount:
         (A)  Current Interest Requirement              3,869,453.57
         (B)  Principal Distribution Amount             0.00
         (C)  Carry Forward Amount                      0.00
         (D)  Monthly Advance                           0.00
         TOTAL  CLASS "A-4" REMITTANCE AMOUNT           3,869,453.57

         Class "A-5" Remittance Amount:
         (A)  Current Interest Requirement              6,577,274.90
         (B)  Principal Distribution Amount             0.00
         (C)  Carry Forward Amount                      0.00
         (D)  Monthly Advance                           0.00
         TOTAL CLASS "A-5" REMITTANCE AMOUNT            6,577,274.90

         Class "A-6" Remittance Amount:
         (A)  Current Interest Requirement              2,839,879.35
         (B)  Principal Distribution Amount             0.00
         (C)  Carry Forward Amount                      0.00
         (D)  Monthly Advance                           0.00
         TOTAL CLASS "A-6" REMITTANCE AMOUNT            2,839,879.35

         Class "A-7" Remittance Amount:
         (A)  Current Interest Requirement              4,354,267.46
         (B)  Principal Distribution Amount             0.00
         (C)  Carry Forward Amount                      0.00
         (D)  Monthly Advance                           0.00
         TOTAL CLASS "A-7" REMITTANCE AMOUNT            4,354,267.46

         Class "A-8" Remittance Amount:
         (A)  Current Interest Requirement              4,948,878.33
         (B)  Principal Distribution Amount             0.00
         (C)  Carry Forward Amount                      0.00
         (D)  Monthly Advance                           0.00
         TOTAL CLASS "A-8" REMITTANCE AMOUNT            4,948,878.33

         Class "A-9" Remittance Amount:
        (A) Current Interest Requirement                3,221,221.85
        (B) Principal Distribution Amount               0.00
        (C) Carry Forward Amount                        0.00
        (D) Monthly Advance for Bankruptcy              0.00
        TOTAL CLASS "A-9" REMITTANCE AMOUNT             3,221,221.85

        Pool I Remittance Amount:
        (A) Current Interest Requirement                37,674,142,78
        (B) Principal Distribution Amount               94,132,401.58
        (C) Carry Forward Amount                        0.00
        (D) Monthly Advance for Bankruptcy              0.00
        TOTAL Pool I REMITTANCE AMOUNT                  131,806,544.36

        Class "A-10" Remittance Amount:
        (A) Current Interest Requirement                4,136,849.61
        (B) Principal Distribution Amount               14,541,029.31
        (C) Carry Forward Amount                        0.00
        (D) Monthly Advance for Bankruptcy              0.00
        TOTAL CLASS "A-10" REMITTANCE AMOUNT            18,677,878.93

        CLASS "A-11" REMITTANCE AMOUNT:
        (A) Current Interest Requirement                2,207,919.84
        (B) Principal Distribution Amount               8,675,000.00
        (C) Carry Forward Amount                        0.00
        (D) Monthly Advance for Bankruptcy              0.00
        TOTAL CLASS "A-11" REMITTANCE AMOUNT            10,882,919.84

        Pool II Remittance Amount:
        (A) Current Interest Requirement                   6,344,769.45
        (B) Principal Distribution Amount                  23,216,029.31
        (C) Carry Forward Amount                           0.00
        (D) Monthly Advance for Bankruptcy                 0.00
        TOTAL Pool II REMITTANCE AMOUNT                    29,560,798.76

     CLASS "A-12" REMITTANCE AMOUNT:
     (A) Current Interest Requirement                   534,776.43
     (B) Principal Distribution Amount                  11,991,651.91
     (C) Carry Forward Amount                           0.00
     (D) Monthly Advance for Bankruptcy                 0.00
     TOTAL CLASS "A-12" REMITTANCE AMOUNT               12,526,428.34

     Class "A-13" Remittance Amount:
     (A) Current Interest Requirement                   1,865,225.25
     (B) Principal Distribution Amount                  0.00
     (C) Carry Forward Amount                           0.00
     (D) Monthly Advance for Bankruptcy                 0.00
     TOTAL CLASS "A-13" REMITTANCE AMOUNT               1,865,225.25

     Class "A-14" Remittance Amount:
     (A) Current Interest Requirement                   614,698.89
     (B) Principal Distribution Amount                  0.00
     (C) Carry Forward Amount                           0.00
     (D) Monthly Advance for Bankruptcy                 0.00
     TOTAL CLASS "A-14" REMITTANCE AMOUNT               614,698.89

     Class "A-15" Remittance Amount:
     (A) Current Interest Requirement                   938,441.00
     (B) Principal Distribution Amount                  0.00
     (C) Carry Forward Amount                           0.00
     (D) Monthly Advance for Bankruptcy                 0.00
     TOTAL CLASS "A-15" REMITTANCE AMOUNT               938,441.00

     Pool III Remittance Amount:
     (A) Current Interest Requirement                   3,953,141.57
     (B) Principal Distribution Amount                  11,991,651.91
     (C) Carry Forward Amount                           0.00
     (D) Monthly Advance for Bankruptcy                 0.00
     TOTAL Pool III REMITTANCE AMOUNT                   15,944,793.48

     Class "A-16" (Pool IV) Remittance Amount:
     (A) Current Interest Requirement                   926,694.70
     (B) Principal Distribution Amount                  510,485.69
     (C) Carry Forward Amount                           0.00

     (D) Monthly Advance for Bankruptcy                 0.00
     TOTAL POOL IV REMITTANCE AMOUNT                    1,437,180.39

(VI)   (A) Servicing Fee for the Related Due Period
                  POOL I                                1,099,478.15
                  POOL II                               223,744.57
                  POOL III                              123,972.74
                  POOL IV                               25,966.28
       (B) Contingency Fee for the Related Due Period
                  POOL I                                1,099,478.15
                  POOL II                               223,744.57
                  POOL III                              123,972.74
                  POOL IV                               25,966.28
       (C) Amount to be Deposited to the Expense Account - Trustee
                  POOL I                                260,923.98
                  POOL II                               56,173.35
                  POOL III                              27,725.76
                  POOL IV                               5,784.60
       (D) Amount to be Deposited to the Insurance Account - MBIA
                  POOL I                                442,571.00
                  POOL II                               114,816.00
                  POOL III                              141,535.00
                  POOL IV                               54,464.00
       (E) FHA Premium Account                          44,118.00
       (F) Class "A-11" Auction Agent Fee               113,247.43

(XXXV) Other Information as requested
       (A) Spread Account Balances
                  POOL I                                49,429,269.12
                  POOL II                               0.00
                  POOL III                              42,519,801.40
                  POOL IV                               8,503,960.28
       (B) Amount to be Deposited into Pool III
       Spread Account due to Trigger Activation         0.00

(III)  Amount of Distribution Paid From the Spread Account
                  POOL I                                0.00
                  POOL II                               0.00
                  POOL III                              0.00
                  POOL IV                               0.00
(IV)   Pool Balance as of the Close of Business on  12/31/96
                  POOL I                                849,429,269.97
                  POOL II                               179,474,777.48
                  POOL III                              90,234,043.55
                  POOL IV                               19,698,536.15
(V)  Certificate Balance and Certificate Factor
     (A) Certificate Balance
                  POOL I                                835,867,598.42
                  POOL II                               176,783,970.69
                  POOL III                              88,008,348.09
                  POOL IV                               19,489,514.31
     (B) Certificate Factor
                  POOL I                                0.89878236
                  POOL II                               0.88391985

                  POOL III                              0.88008348
                  POOL IV                               0.97447572

(VII)(A) Amount of Principal Carryover Shortfall
                  POOL I                                0.00
                  POOL II                               0.00
                  POOL III                              0.00
                  POOL IV                               0.00
     (C) Change in Principal Carryover Shortfall
                  POOL I                                0.00
                  POOL II                               0.00
                  POOL III                              0.00
                  POOL IV                               0.00
     (B) Amount of Interest Carryover Shortfall
                  POOL I                                0.00
                  POOL II                               0.00
                  POOL III                              0.00
                  POOL IV                               0.00
     (C) Change in Interest Carryover Shortfall
                  POOL I                                0.00
                  POOL II                               0.00
                  POOL III                              0.00
                  POOL IV                               0.00

(XIV)Reimbursements to the Certificate Insurer
                  POOL I                                0.00
                  POOL II                               0.00
                  POOL III                              0.00
                  POOL IV                               0.00





By:  /s/ James K. Ransom
     -------------------
     James Ransom
     Vice President